Exhibit 32.1

CHIMERA INVESTMENT CORPORATION
520 MADISON AVE 32nd FLOOR
NEW YORK, NEW YORK 10022

CERTIFICATION
PURSUANT TO SECTION 906 OF THE
SARBANES-OXLEY ACT OF 2002, 18 U.S.C. SECTION 1350

In connection with the quarterly report on Form 10-Q of Chimera Investment Corporation (the “Company”) for the period ended September 30, 2021 to be filed with Securities and Exchange Commission on or about the date hereof (the “Report”), I, Mohit Marria, Chief Executive Officer and Chief Investment Officer of the Company, certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company at the dates of, and for the periods covered by, the Report.

It is not intended that this statement be deemed to be filed for purposes of the Securities Exchange Act of 1934.

/s/ Mohit Marria
Mohit Marria
Chief Executive Officer, Chief Investment Officer and Principal Executive Officer
Date: November 3, 2021